UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2024

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of each class	Trading Symbol(s)	Name Of each exchange on which registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 8.01	Other Events.

On October 8, 2024, in connection with private exchanges with certain investors for certain of the Company’s unsecured notes, the Company issued $42,570,000 aggregate principal amount of new 9.000% senior secured notes due 2029, or the Notes, and related guarantees, pursuant to that certain Indenture, dated as of October 8, 2024 (which we refer to as the Indenture), among the Company, the initial subsidiary guarantors listed on the signature pages thereto (which we refer to as the Initial Subsidiary Guarantors and, together with any future subsidiary guarantors, the Subsidiary Guarantors), and U.S. Bank Trust Company, National Association, as trustee and collateral agent (which we refer to as the Private Placements). The Indenture and Notes contain substantially similar terms as that certain Indenture, dated as of June 20, 2024, among the Company, the initial subsidiary guarantors listed on the signature pages thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral agent (which we refer to as the Existing Indenture), pursuant to which the Company issued $567,429,000 aggregate principal amount of new 9.000% senior secured notes due 2029 (which we refer to as the Existing 2029 Notes), and which Existing Indenture and form of Existing 2029 Notes were filed with and described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (which we refer to as the SEC) on June 21, 2024.

The Notes are secured by the collateral securing the Existing 2029 Notes and will rank pari passu in security with the Existing 2029 Notes. The agents for the Notes and the Existing 2029 Notes have entered into a customary pari passu intercreditor agreement.

The foregoing is a summary of the material terms of the Indenture and the Notes and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, each of the Indenture and the form of Notes, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

The Private Placements were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (which we refer to as the Securities Act), or Regulation S promulgated thereunder. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of October 8, 2024, among Office Properties Income Trust, the subsidiaries listed on the signature pages thereto as guarantors and U.S. Bank Trust Company, National Association, as trustee and collateral agent.
4.2	Form of Notes (included in Exhibit 4.1 hereto).
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: October 9, 2024